UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 30, 2008

HECKMANN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA 92211

(Address of Principal Executive Offices) (Zip Code)

(760) 341-3606

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As disclosed under the headings “The Merger” and “The Merger Agreement” beginning on pages 47 and 76, respectively, in the Registration Statement on Form S-4 (333-151670) (the “Registration Statement”), which disclosures are incorporated herein by reference, Heckmann Corporation, a Delaware corporation (“Heckmann”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) on May 19, 2008, as amended on September 29, 2008, among Heckmann, Heckmann Acquisition II Corp., a Delaware corporation and Heckmann’s wholly owned subsidiary (“Merger Sub”), and China Water and Drinks, Inc., a Nevada corporation (“China Water”). Item 2.01 of this report discusses the consummation of the merger and various other transactions and events contemplated by the Merger Agreement and is incorporated herein by reference.

Amendment to Merger Agreement

On October 30, 2008, Heckmann, Merger Sub and China Water entered into Amendment No. 2 to the Merger Agreement (the “Merger Amendment”) to reflect Heckmann’s agreement to eliminate two closing conditions and to clarify the definition of “Total Cash Consideration.” A copy of the Merger Amendment is attached hereto as Exhibit 2.1B and incorporated herein by reference.

Amendment No. 3 to Xu Majority Stockholder Consent Agreement

In connection with the execution of the Merger Agreement, Mr. Xu Hong Bin, China Water’s president, entered into a Majority Stockholder Consent Agreement, as amended on September 19, 2008 and again on September 26, 2008, with Heckmann, pursuant to which he consented to the merger, made certain elections with respect to his shares of China Water common stock, and agreed to certain restrictions on the shares of Heckmann common stock to be received by him in the merger. On October 30, 2008, Heckmann, Mr. Xu, and Kotex Development Limited, a company organized under the laws of the British Virgin Islands and wholly owned by Mr. Xu (the “Affiliated Entity”), entered into Amendment No. 3 to Majority Stockholder Consent Agreement (“Amendment No. 3”) to provide for the transfer of Mr. Xu’s shares of Heckmann common stock received in the merger to the Affiliated Entity, subject to the Affiliated Entity’s compliance with the contractual restrictions on such shares and other terms of the Majority Stockholder Consent Agreement. A copy of Amendment No. 3 is attached hereto as Exhibit 10.19C and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Completion of Merger

On October 30, 2008, Heckmann and Merger Sub consummated a merger with China Water pursuant to the Merger Agreement, as amended, with Merger Sub remaining as the surviving entity.

Assuming that all China Water stockholders that have not made a cash or stock election to date will elect to take Heckmann common stock and after giving effect to certain agreements among Heckmann, China Water and certain China Water stockholders (as disclosed in Heckmann’s current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2008 and September 29, 2008), as well as elections made by China Water stockholders pursuant to the Merger Agreement, upon the merger, the holders of China Water’s common stock will receive an aggregate of $45.0 million in cash consideration and will be issued an aggregate of approximately 60.3 million shares of Heckmann common stock. In addition, holders of warrants to purchase China Water common stock will be issued warrants to purchase an aggregate of approximately 2.7 million shares of Heckmann common stock in connection with the closing of the merger. In addition, in consideration for granting certain waivers, releases, suspensions, and relinquishments of rights related to their China Water common stock, China Water’s noteholders and private placement investors are eligible to share in contingent payments of $45.0 million and $85.5 million, respectively, payable in 2010, if Heckmann achieves a stated net income target for its fiscal year ended December 31, 2009.

In connection with the approval of the merger, the Heckmann stockholders approved an amendment to Heckmann’s Amended and Restated Certificate of Incorporation, to make Heckmann’s existence perpetual.

In connection with the Heckmann stockholder vote to approve the merger, Heckmann stockholders who (i) purchased Heckmann common stock in Heckmann’s initial public offering (“IPO Shares”), (ii) voted against the merger, and (iii) follow the applicable procedures for conversion, have the right to convert their IPO Shares into cash from the trust account established in connection with the IPO. Stockholders owning 1,274,451 IPO Shares voted against the merger and assuming all such stockholders properly follow the procedures to convert their IPO Shares into a pro rata portion of the cash held in the trust account (the “Conversion”), Heckmann will pay such stockholders an aggregate of approximately $8.8 million pursuant to the Conversion. Immediately following the consummation of the merger and assuming the Heckmann stockholders that voted against the merger convert their IPO Shares into cash pursuant to the Conversion, Heckmann had 127,954,849 shares of common stock and warrants to purchase 77,378,220 shares of common stock issued and outstanding.

Prior to the merger, Heckmann was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information, which is required by Item 2.01(f) of Form 8-K, reflects the post-merger company on a consolidated basis (the “Company”).

Business

The business of the Company is described in the Registration Statement in the Section entitled “Information About China Water” beginning on page 101, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Registration Statement in the Sections entitled “Risk Factors – Risks Related to China Water’s Business” and “Risk Factors – Risks Related to Doing Business in China” beginning on pages 28 and 35, respectively, which are incorporated herein by reference.

Financial Information

The “Selected Historical Consolidated Financial Data of China Water” beginning on page 20 of the Registration Statement is incorporated herein by reference. “China Water’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 112 of the Registration Statement is incorporated herein by reference.

Properties

The principal executive offices of the Company are located at 75080 Frank Sinatra Drive, Palm Desert, CA 92211. The other properties and facilities of the Company are described in the Registration Statement in the Section entitled “Information About China Water” beginning on page 101, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of shares of the Company’s common stock as of October 30, 2008, by: (i) each person known by us to be the owner of more than 5% of our outstanding shares of the Company’s common stock, (ii) each officer and director, and (iii) all officers and directors as a group. Each stockholder’s beneficial ownership is based on 127,954,849 shares of Heckmann common stock outstanding, which assumes that all of the Heckmann stockholders that voted against the merger elect to convert their IPO Shares into cash pursuant to the Conversion.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)		Percentage Ownership
Richard J. Heckmann (3) (4) Chairman of the Board and Chief Executive Officer	18,152,736		14.2%

Lou Holtz (5) Director	1,188,232		*

Alfred E. Osborne, Jr. (6) Director	596,116		*

Dan Quayle (6) Director	594,116		*

Xu Hong Bin Director—Nominee 17, J Avenue Yijing Garden, Aiguo Road, Louhu District, Shenzhen City, China	18,639,000	(7)	14.6%

Timothy L. Traff (8) Director-Nominee	84,000		*

Andrew D. Seidel Director-Nominee	17,000		*

Donald G. Ezzell (3) Vice President, General Counsel and Secretary	75,000		*

Brian Anderson (3) Vice President of Finance	75,000		*

Executive officers, directors and director-nominees as a group	39,421,200		30.8%

Alydar Partners, LLC (9) 222 Berkeley St., 17th Floor Boston, MA 02116	7,553,000		5.9%

Pinnacle China Fund, L.P. (10) 4965 Preston Park Blvd., Suite 240 Plano, TX 75093	7,545,482		5.9%

The Pinnacle Fund, L.P. (11) 4965 Preston Park Blvd., Suite 240 Plano, TX 75093	7,545,482		5.9%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Unless otherwise indicated, the address for each director and officer is c/o Heckmann Corporation, 75080 Frank Sinatra Dr., Palm Desert, California 92211. Unless otherwise indicated, Heckmann believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The information in this table is based on statements in filings with the SEC, or other reliable information available to Heckmann.

(2)	Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from October 1, 2008 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other individual or entity.

(3)	Heckmann Acquisition, LLC is the record holder of all of these shares. Heckmann Enterprises, Inc. is the sole managing member of Heckmann Acquisition, LLC. Mr. Heckmann is the sole stockholder of Heckmann Enterprises, Inc., and may be considered to have beneficial ownership of the Heckmann Acquisition, LLC’s interests. Mr. Heckmann disclaims beneficial interest of any shares in which he does not have a pecuniary interest, including 75,000 units to which Mr. Ezzell has certain rights and 75,000 units to which Mr. Anderson has certain rights.

(4)	Includes 5,000,000 shares of common stock underlying sponsor warrants that will become exercisable on the later of (i) the effective date of the registration statement on Form S-1 filed on October 23, 2008, or (ii) November 9, 2008.

(5)	Includes 1,000,000 shares of common stock underlying sponsor warrants that will become exercisable on the later of (i) the effective date of the registration statement on Form S-1 filed on October 23, 2008, or (ii) November 9, 2008.

(6)	Includes 500,000 shares of common stock underlying sponsor warrants that will become exercisable on the later of (i) the effective date of the registration statement on Form S-1 filed on October 23, 2008, or (ii) November 9, 2008.

(7)	This amount excludes 6.1 million shares of Heckmann common stock issuable to Chen Xing Hua and other China Water stockholders (none of whom are China Water employees) in exchange for 7.6 million shares of China Water common stock that Mr. Xu has agreed to transfer to them on or about the closing of the merger as an inducement for them to take a reduced price for their shares as described under “Certain Relationships and Related Transactions and Director Independence—Majority Stockholder Consent Agreements.”

(8)	Mr. Traff disclaims beneficial ownership of 4,000 shares held in custodial accounts for his two children.

(9)	Based on information contained in the Schedule 13G/A filed on October 10, 2008 and on Form 3/A filed on November 4, 2008 by John A. Murphy, Alydar Capital, LLC, Alydar Partners, LLC, Alydar Fund, L.P., Alydar QP Fund, L.P., Alysheba Fund, L.P., Alysheba QP Fund, L.P., Alysun Fund, L.P., Alysun QP Fund, L.P., Alydar Fund Limited, Alysun Fund Limited and Alysheba Fund Limited. Pursuant to the 13G, John A. Murphy is managing member of Alydar Capital, LLC and Alydar Partners, LLC. Alydar Capital, LLC is the general partner of Alydar Fund, L.P., Alydar QP Fund, L.P., Alysheba Fund, L.P., Alysheba QP Fund, L.P., Alysun Fund, L.P. and Alysun QP Fund, L.P. Alydar Partners, LLC is the investment manager of Alydar Fund, L.P., Alydar QP Fund, L.P., Alysheba Fund, L.P., Alysheba QP Fund, L.P., Alysun Fund, L.P., Alysun QP Fund, L.P., Alydar Fund Limited, Alysun Fund Limited and Alysheba Fund Limited. Includes 70,000 shares of common stock underlying warrants that will become exercisable on the later of (i) the effective date of the registration statement on Form S-1 filed on October 23, 2008, or (ii) November 9, 2008.

(10)	Mr. Barry M. Kitt, the Manager of Kitt China Management, LLC, the Manager of Pinnacle China Management, L.L.C., the General Partner of Pinnacle China Advisors, L.P., the General Partner of Pinnacle China Fund, L.P., has dispositive and voting power over the shares. Mr. Kitt and Pinnacle China Fund, L.P. disclaim aggregation with any shares held by The Pinnacle Fund, L.P.

(11)	Mr. Barry M. Kitt, the Sole Member, Pinnacle Fund Management, L.L.C., the General Partner of Pinnacle Advisers, L.P., the General Partner of Pinnacle Fund, L.P., has dispositive and voting power over the shares. Mr. Kitt and The Pinnacle Fund, L.P. disclaim aggregation with any shares held by Pinnacle China Fund, L.P.

Directors and Executive Officers

The directors and executive officers of the Company immediately after the consummation of the merger are described in the Registration Statement in the Section entitled “Heckmann Directors and Executive Officers and Corporate Governance” beginning on page 143, which is incorporated herein by reference. Reference is made to the disclosure set forth under Item 5.02 of this Form 8-K regarding the reconstitution of the board of directors, which is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s executive officers and directors is described in the Registration Statement in the Section entitled “Executive Compensation” beginning on page 153, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

The description of certain relationships and related transactions of the Company are described in the Registration Statement in the Section entitled “Certain Relationships and Related Transactions, and Director Independence” beginning on page 151, which is incorporated herein by reference. Following the merger, the Company’s Board of Directors will consist of eight members, and it is anticipated five of them will be considered “independent” under the director independence standards of The New York Stock Exchange.

Legal Proceedings

The Company’s legal proceedings are described in the Registration Statement in the Sections entitled “Information about Heckmann – Legal Proceedings” and “Information about China Water – Legal Proceedings,” on pages 96 and 111, respectively, which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The disclosure contained in the Registration Statement in the Section entitled “Market Prices and Dividends and Other Distributions” beginning on page 23 is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Form 8-K regarding recent sales of unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The disclosures contained in the Registration Statement in the Section entitled “Description of Heckmann Securities” beginning on page 161 is incorporated herein by reference.

Indemnification of Directors and Officers

The indemnification of the directors and officers of the Company is described in the Registration Statement in the Section entitled “Comparison of Rights of Stockholders of Heckmann and China Water – Limitation of Personal Liability of Directors and Indemnification” beginning on Page 173, which is incorporated herein by reference.

Financial Statements and Supplementary Data

The financial statements are incorporated by reference from Item 9.01 of this Form 8-K.

Financial Statements and Exhibits

The financial statements and exhibits are incorporated by reference from Item 9.01 of this Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures contained in the Registration Statement in the Section entitled “Information about Heckmann – Founder’s Private Placement” beginning on page 92 is incorporated herein by reference. In addition, on October 8, 2008, China Water issued 199,000 shares of China Water common stock to certain China Water employees and consultants. Each share granted to such employees and consultants was converted into 0.8 shares of Heckmann common stock in the merger.

Item 3.03. Material Modification to Rights of Security Holders.

The disclosures contained in Item 5.03 of this Form 8-K are incorporated herein by reference. In addition, upon the consummation of the merger, each outstanding warrant issued by China Water to purchase shares of China Water common stock was assumed by Heckmann and converted automatically into a warrant to purchase shares of Heckmann common stock. The number of shares of Heckmann common stock issuable under such warrants, and the exercise prices for such warrants, were adjusted based on the 0.8 exchange ratio.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the consummation of the merger, Messrs. Xu Hong Bin, Timothy L. Traff and Andrew D. Seidel were appointed as directors of the Company. Messrs. Richard J. Heckmann, Lou L. Holtz, Alfred E. Osborne, Jr., and Dan Quayle continued as directors of the Company. Reference is made to the disclosure in the Registration Statement in the Section entitled “Heckmann Directors and Executive Officers and Corporate Governance” beginning on page 143, which is incorporated herein by reference.

Effective as of October 30, 2008, the Company and Mr. Xu entered into an Executive Employment Agreement, which terminates on December 31, 2011. The agreement provides that Mr. Xu will serve as a member of Heckmann’s board of directors and the Company’s board of directors and as Chief Executive Officer and President of the Company. Under the agreement, Mr. Xu will receive an annual salary of $1, subject to adjustment by the mutual consent of the parties. Mr. Xu will also be eligible for a one-time bonus from the $15 Million Bonus Plan (the “Bonus Plan”) described below. If the financial target set forth in the Plan is not reached, then Mr. Xu will be eligible to receive a one-time bonus of $1.0 million, subject to the discretion of the Company and Heckmann’s compensation committee and the attainment of certain quarterly performance targets. Pursuant to the agreement, Mr. Xu will be entitled to participate in any pension benefit plan, welfare benefit plan, vacation benefit plan or other executive benefit plan made available by the Company to its senior executives. Neither the Company nor Mr. Xu may terminate Mr. Xu’s employment prior to the full performance of Mr. Xu’s obligations under the stockholder consent agreements. If Mr. Xu terminates his employment for “good reason” (as that term is defined in the agreement), he will be entitled to receive in a lump-sum an amount of compensation to be mutually determined by the Company and Mr. Xu, but in no event less than an amount equal to Mr. Xu’s salary and bonus for the most recent six-month period. If Mr. Xu is terminated without “cause” (as that term is defined in the agreement), he will be entitled to receive in a lump-sum an amount of compensation to be mutually determined by the Company and Mr. Xu, but in no event less than an amount equal to Mr. Xu’s salary and bonus for the most recent twelve-month period. If the Company terminates Mr. Xu for “cause,” he will be entitled to receive in a lump-sum an amount of compensation to be mutually determined by the Company and Mr. Xu, but in no event less than an amount equal to Mr. Xu’s salary for the most recent two-month period. The agreement further provides that for a period of 18 months after the termination of his employment, Mr. Xu shall not compete with the Company in the water manufacturing, bottled water and consumable beverages industries as carried on by the Company as of the termination date of Mr. Xu’s employment. Mr. Xu has also agreed to refrain from soliciting Company customers and key executives or hiring any of the Company’s key executives during such period. The foregoing summary is qualified in its entirety by reference to the Executive Employment Agreement, which is attached as Exhibit 10.24 and incorporated herein by reference.

On October 30, 2008, in connection with the merger, the Company’s board of directors approved the Bonus Plan. Under the terms of the Bonus Plan, the Company will pay an aggregate of $15 million to certain members of management if the Company’s net income for the fiscal year ending December 31, 2009 equals or exceed $90 million, as adjusted for stock compensation and expenses of the office of the chairman of the Company, the bonuses themselves, and certain other contingent payments. The Bonus Plan provides for bonuses to be paid in cash or Company common stock, as determined in the sole discretion of the Company. The foregoing summary is qualified in its entirety by reference to the Bonus Plan, which is attached as Exhibit 10.25 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

In connection with the merger, an amendment to the Company’s Amended and Restated Certificate of Incorporation became effective. This amendment modified the terms of the Company’s existence and is more specifically described in the Registration Statement in the Section entitled “Proposals to be Considered at the Heckmann Special Meeting – Item 1. The Charter Amendment Proposal” on page 134, which is incorporated herein by reference. A copy of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the merger described in Item 2.01, Heckmann ceased being a shell company. The disclosures contained in Item 2.01 of this Form 8-K are incorporated herein by reference. The material terms of the transaction by which China Water was merged with and into Merger Sub are described in the Registration Statement in the Section entitled “The Merger Agreement” beginning on page 76, which is incorporated herein by reference.

Item 8.01. Other Events.

On October 30, 2008, Heckmann issued a press release announcing the consummation of the merger. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The following financial statements of Heckmann, China Water, and certain subsidiaries are incorporated by reference to the corresponding pages contained in the Registration Statement:

HECKMANN CORPORATION

CHINA WATER AND DRINKS, INC.

GUANGZHOU GRAND CANYON DISTILLED WATER CO. LTD.

CHINA VALLEY DEVELOPMENT LIMITED

Page(s)
Report of Independent Registered Public Accounting Firm	F-92
Balance Sheet as of December 31, 2006	F-93

Statement of Operations for Year Ended December 31, 2006 and for Periods from July 5, 2005 to December 31, 2005 and from July 5, 2005 to December 31, 2006	F-94
Statements of Changes in Shareholders’ Equity as of July 5, 2005, as at December 31, 2005 and as at December 31, 2006	F-95
Statements of Cash Flows for the Year Ended December 31, 2006, and for the Periods from July 5, 2005 to December 31, 2005 and from July 5, 2006 to December 31, 2006	F-96
Notes to Financial Statements	F-97

FOGANG GUOZHU PLASTICS CO. LIMITED

FOGANG GUOZHU BLOWING EQUIPMENT CO. LIMITED

FOGANG GUOZHU PRECISION MOLD CO. LIMITED

HUTTON HOLDINGS CORPORATION

Page(s)
Unaudited Pro-Forma Combined Consolidated Balance Sheet, June 30, 2007	F-133
Unaudited Pro-Forma Combined Statement of Operations for the Period Ended June 30, 2007	F-134
Unaudited Pro-Forma Combined Statement of Operations for the Period Ended June 30, 2006	F-135
Notes to Unaudited Pro-Forma Combined Consolidated Financial Statements	F-136

CHINA VALLEY DEVELOPMENT LIMITED

(b) Pro Forma Financial Information. The following unaudited pro forma financial information is incorporated by reference to the corresponding pages contained in the Registration Statement:

Page(s)
Unaudited Pro Forma Condensed Combined Financial Information Introductory Description	136
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008 and Notes thereto	137 to 139
Unaudited Pro Forma Condensed Combined Statement of Income for the Twelve Months Ended December 31, 2008 and Notes thereto	140 to 142

(d)	Exhibits.

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger and Reorganization, dated May 19, 2008, by and among registrant, Heckmann Acquisition II Corporation and China Water and Drinks Inc. (included in Annex A to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

2.1A	Amendment No. 1 to Merger Agreement, dated September 29, 2008, by and among registrant, Heckmann Acquisition II Corporation and China Water and Drinks Inc. (included in Annex A to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

2.1B	Amendment No. 2 to Merger Agreement, dated October 30, 2008, by and among registrant, Heckmann Acquisition II Corporation and China Water and Drinks Inc.*

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of registrant.*

3.2	Amended Restated Bylaws of registrant, incorporated herein by reference to Exhibit 3.2 to Amendment No. 4 to registrant’s Registration Statement on Form S-1 filed October 26, 2007.

4.1	Specimen unit certificate, incorporated herein by reference to Exhibit 4.1 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

4.2	Specimen share certificate of registrant’s common stock, incorporated herein by reference to Exhibit 4.2 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

4.3	Specimen warrant certificate, incorporated herein by reference to Exhibit 4.3 to registrant’s Amendment No. 2 to Registration Statement on Form S-1 filed September 4, 2007.

4.4	Form of Second Amended and Restated Warrant Agreement between American Stock Transfer & Trust Company, as warrant agent, and registrant, incorporated herein by reference to Exhibit 4.4 to registrant’s Amendment No. 6 to Registration Statement on Form S-1 filed November 8, 2007.

4.5	Registration Rights Agreement, dated May 19, 2008, by and between registrant and the holders of China Water and Drinks Inc. common stock named therein (included as Annex G to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.1	Amended and Restated Subscription Agreement between registrant and Heckmann Acquisition, LLC, dated October 3, 2007, incorporated herein by reference to Exhibit 10.1 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.2	Form of Registration Rights Agreement among registrant and certain security holders, incorporated herein by reference to Exhibit 10.2 to registrant’s Amendment No. 6 to Registration Statement on Form S-1 filed November 8, 2007.

10.3	Form of Investment Management Trust Agreement between American Stock Transfer & Trust Company, as trustee, and registrant, incorporated herein by reference to Exhibit 10.3 to registrant’s Amendment No. 2 to Registration Statement on Form S-1 filed September 4, 2007.

10.4	Promissory Note between Richard J. Heckmann and registrant, dated June 4, 2007, incorporated herein by reference to Exhibit 10.4 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

10.5	Letter Agreement between Heckmann Acquisition, LLC and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.5 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.6	Letter Agreement between Richard J. Heckmann and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.6 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.7	Letter Agreement between Lou Holtz and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.7 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.8	Letter Agreement between Alfred E. Osborne, Jr. and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.8 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.9	Letter Agreement between Dan Quayle and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.9 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.10	Form of Securities Escrow Agreement between American Stock Transfer & Trust Company, as escrow agent, and registrant, incorporated herein by reference to Exhibit 10.10 to registrant’s Amendment No. 2 to Registration Statement on Form S-1 filed September 4, 2007.

10.11	Amended and Restated Subscription Agreement between Lou Holtz and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.11 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.12	Amended and Restated Subscription Agreement between Alfred E. Osborne, Jr. and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.12 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.13	Amended and Restated Subscription Agreement between Dan Quayle and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.13 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.14	Initial Unit Subscription Agreement between Heckmann Acquisition, LLC and registrant, dated June 21, 2007, incorporated herein by reference to Exhibit 10.14 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

10.15	Initial Unit Subscription Agreement between Lou Holtz and registrant, dated June 21, 2007, incorporated herein by reference to Exhibit 10.15 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

10.16	Initial Unit Subscription Agreement between Alfred E. Osborne, Jr. and registrant, dated June 21, 2007, incorporated herein by reference to Exhibit 10.16 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

10.17	Initial Unit Subscription Agreement between Dan Quayle and registrant, dated June 21, 2007, incorporated herein by reference to Exhibit 10.17 to registrant’s Registration Statement on Form S-1 filed June 26, 2007.

10.18	Co-Investment Unit Purchase Agreement between Richard J. Heckmann and registrant, dated October 3, 2007, incorporated herein by reference to Exhibit 10.18 to registrant’s Amendment No. 3 to Registration Statement on Form S-1 filed October 5, 2007.

10.19	Majority Stockholder Consent Agreement, dated May 19, 2008, by and between registrant and Xu Hong Bin (included as Annex B to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.19A	Amendment No. 1 to Majority Stockholder Consent Agreement, dated September 19, 2008, by and between registrant and Xu Hong Bin (included in Annex B to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.19B	Amendment No. 2 to Majority Stockholder Consent Agreement, dated September 26, 2008, by and between registrant and Xu Hong Bin (included in Annex B to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.19C	Amendment No. 3 to Majority Stockholder Consent Agreement, dated October 30, 2008, by and between registrant and Xu Hong Bin.*

10.20	Majority Stockholder Consent Agreement, dated May 19, 2008, by and between registrant and Chen Xing Hua (included as Annex C to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.20A	Amendment No. 1 to Majority Stockholder Consent Agreement, dated September 26, 2008, by and between registrant and Chen Xing Hua (included in Annex C to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.21	Undertaking Agreement, dated May 19, 2008, by and among registrant, China Water and Drinks Inc. and the holders of China Water and Drinks Inc. common stock named therein (included as Annex D to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.21A	Amendment No. 1 to Undertaking Agreement, dated September 26, 2008, by and among registrant, China Water and Drinks Inc. and the holders of China Water and Drinks Inc. common stock named therein (included in Annex D to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.22	Conversion Agreement, dated May 19, 2008, by and among registrant, China Water and Drinks Inc. and the holders of China Water and Drinks Inc. 5% secured convertible notes due January 29, 2011 named therein (included as Annex F to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.23	Release Agreement, dated May 19, 2008, by and among registrant, China Water and Drinks Inc. and the holders of China Water and Drinks Inc. common stock named therein (included as Annex E to the joint proxy and information statement/prospectus forming part of the registrant’s Registration Statement on Form S-4 filed October 1, 2008, and incorporated herein by reference).

10.24	Executive Employment Agreement, dated October 30, 2008, between China Water and Drinks, Inc. and Xu Hong Bin.*

10.25	$15 Million Bonus Plan.*

14.1	Code of Ethics incorporated herein by reference to registrant’s Amendment No. 2 to Registration Statement on Form S-1 filed September 4, 2007.

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.*

23.2	Consent of GHP Horwath, P.C., Independent Registered Public Accounting Firm.*

23.3	Consent of Madsen & Associates CPA Inc., Independent Registered Public Accounting Firm.*

23.4	Consent of Madsen & Associates CPA Inc., Independent Registered Public Accounting Firm.*

99.1	Press Release, dated October 30, 2008.*

*	Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2008

HECKMANN CORPORATION

By:	/s/ Richard J. Heckmann
Name:	Richard J. Heckmann
Title:	Chief Executive Officer